UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 31, 2024 (December 27, 2024)

Protalix BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33357	65-0643773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 University Plaza
Suite 100
Hackensack, NJ		07601
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code 201-696-9345

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PLX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 27, 2024, the Board of Directors of Protalix BioTherapeutics, Inc., a Delaware corporation (the “Company”), unanimously approved and adopted an amendment and restatement of the Bylaws of the Company, effective immediately (the “Amended Bylaws”) to, among other things: (i) amend the criteria relating to stockholders’ ability to call special meetings including (a) increasing the requisite aggregate beneficial ownership of the requesting stockholders from no less than 10% to no less than 25% of all of the votes entitled to be cast on any issue proposed to be considered at the special meeting, (b) modifying the time in which the Company’s secretary will fix the date of such special meeting from not less than 10 days to not less than 30 days after the receipt of such stockholder request, (c) modifying the time in which the stockholders making such request can set the special meeting date from seven days to 10 days following the receipt of such request if the Company’s secretary should neglect or refuse to call such meeting, and (d) enhancing certain procedural and disclosure requirements for calling a special meeting; (ii) enhance the procedural mechanics and disclosure requirements for stockholders to make business proposals at stockholder meetings under the Company’s “advance notice” or director nominations under the Company’s “proxy access” bylaw provisions; (iii) addresss matters relating to the adoption of the universal proxy rules under Rule 14a-9 of the Securities Exchange Act of 1934, as amended; (iv) remove the provision that allows stockholders to act by written consent in lieu of a meeting; and (v) add that (a) the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another State court in Delaware or the federal district court for the District of Delaware) is the exclusive forum for litigation against the Company relating to state corporate matters and (b) the U.S. federal district courts is the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

The Amended Bylaws also include certain other revisions made for the purpose of clarity and consistency.

The foregoing summary and description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Protalix BioTherapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2024	PROTALIX BIOTHERAPEUTICS, INC.

	By:	/s/ Dror Bashan
		Name:	Dror Bashan
		Title:	President and Chief Executive Officer